                                                                    EXHIBIT 99.5



DEBTOR:  CAPE COD LIGHT, L.L.C.                     CASE NUMBER:  01-10962 (JCA)


                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached May Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ STEVE MOELLER
 -----------------------
Steve Moeller
Director, Accounting

DEBTOR:  CAPE COD LIGHT, L.L.C.                     CASE NUMBER:  01-10962 (JCA)


                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to May Monthly Operating Report

  7-Jun-02            Summary Of Bank And Investment Accounts       Attachment 1
   5:13 PM                    Cape Cod Light, L.L.C.
Summary                      Case No: 01-10962 (JCA)                   UNAUDITED
Cape Cod Light, LLC           For Month Of May, 2002

                                  Balances                       Receipts &        Bank
                                  Opening          Closing       Disbursements     Statements          Account
Account                       As Of 5/01/02    As Of 5/31/02     Included          Included            Reconciled
-------                       -------------    -------------     --------          --------            ----------
Cape Cod Light Escrow          8,158,727.80    8,158,727.80   No - Account Is   No - Account Is        No
US Dept Of Transportation                                     Under Control     Under Control
Maritime Administration                                       Of Maritime       Of Maritime
                                                              Administration    Administration -
                                                                                No Statements

Cape Cod Light Security          400,541.48            0.03   Yes               Yes                    Yes
Hibernia Investments, LLC
Account # - 4R6-771783

  7-Jun-02                                      Receipts & Disbursements              Attachment 2-1
   5:14 PM                                        Cape Cod Light, LLC
R&D - Hibernia Investments - CCL Security       Case No: 01-10962 (JCA)                    UNAUDITED
                                               Hibernia Investments, LLC
                                            Cape Cod Light Security Account
                                                 Account # - 4R6-771783
                                                  1 May 02 - 31 May 02

Opening Balance - 1 May 02
                               400,541.48


Receipts

                                   221.16             Interest Income



                              -----------
                                   221.16             Total Receipts


Disbursements


                              (400,762.61)            To The Delta Queen Steamboat Company -
                                                       Hibernia - Master Cash Account (812-395-335)

                              -----------
                              (400,762.61)            Total Disbursements



Closing Balance - 31 May 02
                                     0.03

AMCV US SET OF BOOKS                              Date: 27-JUN-02 16:30:25
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: MAY-02

currency USD
Company=32 (CAPE COD LIGHT)

                                                     PTD-Actual
                                                     31-May-02
                                                  ----------------
Revenue
Gross Revenue                                                 0.00
Allowances                                                    0.00
                                                  ----------------
Net Revenue                                                   0.00

Operating Expenses
Air                                                           0.00
Hotel                                                         0.00
Commissions                                                   0.00
Onboard Expenses                                              0.00
Passenger Expenses                                            0.00
Vessel Expenses                                               0.00
Layup/Drydock Expense                                         0.00
Vessel Insurance                                          6,446.55
                                                  ----------------
Total Operating Expenses                                  6,446.55

                                                  ----------------
Gross Profit                                             (6,446.55)

SG&A Expenses
Sales & Marketing                                             0.00
Start-Up Costs                                                0.00
                                                  ----------------
Total SG&A Expenses                                           0.00

                                                  ----------------
EBITDA                                                   (6,446.55)

Depreciation                                                  0.00

                                                  ----------------
Operating Income                                         (6,446.55)

Other Expense/(Income)
Interest Income                                               0.00
Interest Expense                                          8,616.94
Equity in Earnings for Sub                                    0.00
Reorganization expenses                                       0.00
                                                  ----------------
Total Other Expense/(Income)                              8,616.94

                                                  ----------------
Net Pretax Income/(Loss)                                (15,063.49)

Income Tax Expense                                            0.00

                                                  ----------------
Net Income/(Loss)                                       (15,063.49)
                                                  ================

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:26
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: MAY-02

currency USD
Company=32 (CAPE COD LIGHT)

                                             YTD-Actual              YTD-Actual
                                             31-May-02               22-Oct-01
                                           -------------           -------------
ASSETS

Cash and Equivalent                                 0.00                    0.00

Restricted Cash                             8,158,728.00            8,158,728.00

Accounts Receivable                                 0.00                   42.00

Inventories                                   217,563.69              217,563.69

Prepaid Expenses                                    0.00               74,900.00

Other Current Assets                                0.00                    0.00

                                           -------------           -------------
Total Current Assets                        8,376,291.69            8,451,233.69


Fixed Assets                               35,973,258.77           35,993,283.77

Accumulated Depreciation                            0.00                    0.00

                                           -------------           -------------
Net Fixed Assets                           35,973,258.77           35,993,283.77


Net Goodwill                                        0.00                    0.00

Intercompany Due To/From                  (13,350,835.35)         (13,322,516.26)

Net Deferred Financing Fees                 2,567,849.44            2,630,465.87

Net Investment in Subsidiaries                      0.00                    0.00

                                           -------------           -------------
Total Other Assets                        (10,782,985.91)         (10,692,050.39)

                                           -------------           -------------
Total Assets                               33,566,564.55           33,752,467.07
                                           =============           =============

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:26
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: MAY-02

currency USD
Company=32 (CAPE COD LIGHT)

                                                YTD-Actual              YTD-Actual
                                                31-May-02               22-Oct-01
                                              -------------           -------------
LIABILITIES

Accounts Payable                                       0.00                    0.00

Accrued Liabilities                               75,000.00               75,000.00

Deposits                                               0.00                    0.00

                                              -------------           -------------
Total Current Liabilities                         75,000.00               75,000.00


Long Term Debt                                         0.00                    0.00

Other Long Term Liabilities                            0.00                    0.00

                                              -------------           -------------
Total Liabilities                                 75,000.00               75,000.00


OTHER

Liabilities Subject to Compromise             40,041,676.00           40,041,676.00

                                              -------------           -------------
Total Other                                   40,041,676.00           40,041,676.00


OWNER'S EQUITY

Common Stock                                           0.00                    0.00

Add'l Paid In Capital                                  0.00                    0.00

Current Net Income (Loss)                       (158,589.07)          (4,661,527.14)

Retained Earnings                             (6,391,522.38)          (1,702,681.79)

                                              -------------           -------------
Total Owner's Equity                          (6,550,111.45)          (6,364,208.93)

                                              -------------           -------------
Total Liabilities & Equity                    33,566,564.55           33,752,467.07
                                              =============           =============

                                         ATTACHMENT 6                    01-10962 (JCA)
Cape Cod Light, LLC       Summary List of Due To/Due From Accounts
                             For the Month Ended May 31, 2002


                                                              BEGINNING                                                ENDING
AFFILIATE NAME                            CASE NUMBER          BALANCE              DEBITS         CREDITS             BALANCE
American Classic Voyages Co.                01-10954        1,670,131.78              --               --           1,670,131.78
AMCV Cruise Operations, Inc.                01-10967       (3,950,183.20)             --               --          (3,950,183.20)
The Delta Queen Steamboat Co.               01-10970        1,404,059.37              --               --           1,404,059.37
DQSB II, Inc.                               01-10974              (82.74)             --               --                 (82.74)
Great AQ Steamboat, L.L.C                   01-10960          500,000.00              --               --             500,000.00
Great River Cruise Line, L.L.C              01-10963              270.05              --               --                 270.05
Great Ocean Cruise Line, L.L.C              01-10959           (4,980.00)             --               --              (4,980.00)
Cruise America Travel, Incorporated         01-10966           (2,706.08)             --               --              (2,706.08)
Delta Queen Coastal Voyages, L.L.C          01-10964         (399,864.37)     400,541.48         6,446.55              (5,769.44)
Cape May Light, L.L.C                       01-10961            8,675.31              --               --               8,675.31
Project America, Inc.                       N/A               (52,500.00)             --               --             (52,500.00)
Oceanic Ship Co.                            N/A                42,930.22              --               --              42,930.22
Project America Ship II, Inc.               N/A                97,472.74              --               --              97,472.74
Ocean Development Co.                       01-10972      (13,058,475.55)             --               --         (13,058,475.55)
American Hawaii Properties Corporation      01-10976          (31,777.30)             --               --             (31,777.30)
Great Independence Ship Co.                 01-10969           32,099.49              --               --              32,099.49
                                                          ----------------------------------------------------------------------
                                                          (13,744,930.28)     400,541.48         6,446.55         (13,350,835.35)
                                                          ======================================================================

                             Cape Cod Light, L.L.C.
                                 01-10962 (JCA)




                            Accounts Receivable Aging
                               As of May 31, 2002







                                  Attachment 7


                                 Not Applicable

                             Cape Cod Light, L.L.C.
                                 01-10962 (JCA)




                             Accounts Payable Detail
                               As of May 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  CAPE COD LIGHT, L.L.C.                     CASE NUMBER:  01-10962 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MAY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.


2. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. Restricted cash represents escrowed proceeds from debt issued to finance the construction of the Cape Cod Light. The debt is guaranteed by, and the restricted cash is controlled by, the U.S. Maritime Administration. This account was last reconciled on October 22, 2001. The trustee has not provided to the Debtor additional information needed to reconcile the account since that date.

4. The Cape Cod Light was under construction at the time the Debtor filed for Chapter 11 bankruptcy protection. The vessel is not complete and remains at the facilities of the shipbuilder, Atlantic Marine, Inc.

5. Accrued liabilities contains an accrual for vessel lay-up. The Debtor has ceased recording further accruals pending the outcome of Chapter 11 proceedings.